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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     I. In connection with the Quarterly Report on Form 10-Q of Danskin, Inc. (the "Company") for the quarterly period ended September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C.
          Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1.) The Report fully complies with the requirements of Section
                    13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

               (2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 12, 2002                        By: /s/ CAROL J. HOCHMAN
                                         ---------------------------------------
                                         Carol J. Hochman
                                         Chief Executive Officer


                                         By: /s/ JOHN A. SARTO
                                         ---------------------------------------
                                         John A. Sarto
                                         EVP, Chief Financial Officer